UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☑
 Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

AmerisourceBergen Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(2)	Aggregate number of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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AmerisourceBergen Corporation
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR AMERISOURCEBERGEN
CORPORATION’S 2010 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, MARCH 4, 2010
The Proxy Statement, Annual Report and other proxy materials are available at:
http://bnymellon.mobular.net/bnymellon/abc
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.
We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before February 23, 2010 to facilitate timely delivery.
    TO REQUEST PAPER COPIES OF PROXY MATERIALS:
(please referance your 11-digit control number when requesting materials)
By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.
Telephone: 1-888-313-0164 (outside of the U.S and Canada call 201-680-6688)
Email: shrrelations@bnymellon.com
(you must reference your 11-digit control number in your email)
Internet: http://bnymellon.mobular.net/bnymellon/abc
TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE
This is not a proxy card. You cannot use this notice to vote your shares.
Dear AmerisourceBergen Corporation Stockholder:
AmerisourceBergen Corporation’s 2010 Annual Meeting of Stockholders will be held on Thursday, March 4, 2010 at 2:00 p.m., Eastern Time, at the Four Seasons Hotel Philadelphia, One Logan Square, Philadelphia, Pennsylvania.
     Proposals to be voted on at the meeting are listed below:
(1)	To elect each of the three nominees named below (or, if necessary, any substitute nominees selected by the Board of Directors) as a director, each to serve until the 2013 annual meeting and until his successor is duly elected and qualified: 01) Richard W. Gochnauer, 02) Edward E. Hagenlocker, and 03) Henry W. McGee;

(2)	To approve the amendment and restatement of AmerisourceBergen’s Amended and Restated Certificate of Incorporation to replace all supermajority vote requirements with a majority vote requirement;

(3)	To ratify the appointment of Ernst & Young LLP as AmerisourceBergen’s independent registered public accounting firm for fiscal year 2010; and

(4)	To transact any other business properly coming before the meeting.
The Board recommends a vote “FOR” Proposals 1, 2 and 3.
The record date for the Annual Meeting is January 4, 2010. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

*	This Notice of Internet Availability of Proxy Materials is being mailed to stockholders on or about January 22, 2010.

CONTROL NUMBER
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

Stockholders of record as of the record date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the Annual Meeting where you may vote in person can be found below.
Meeting Location:
Four Seasons Hotel Philadelphia
One Logan Square
Philadelphia, Pennsylvania
The following Proxy Materials are available for you to review online:
•	the Company’s 2010 Proxy Statement (including all attachments thereto);
•	the Company’s Annual Report on Form 10-K and a Letter to Stockholders from the President and Chief Executive Officer; and
•	any amendments to the foregoing materials that are required to be furnished to stockholders.
To request a paper copy of the Proxy Materials:
(you must reference your 11-digit control number located on the reverse side of this form)
Telephone:	1-888-313-0164 (outside of the U.S and Canada call 201-680-6688)
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	http://bnymellon.mobular.net/bnymellon/ABC
The Proxy Materials for AmerisourceBergen Corporation are available to review at:
http://bnymellon.mobular.net/bnymellon/abc
Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your Proxy Materials online,
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.
HOW TO VOTE BY INTERNET
We encourage you to review the Proxy Materials online before voting.
Use the Internet to vote your shares. On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares. Have this letter in hand when you access the website.
You will need to reference the 11-digit control number located on the reverse side.
Directions to AmerisourceBergen Corporation’s 2010 Annual Meeting of Stockholders:
Four Seasons Hotel Philadelphia
One Logan Square
Philadelphia, PA 19103
From Philadelphia International Airport and Delaware
•	Follow I-95 North to exit #22 for Central Philadelphia/Route 676 West (left exit)
•	Off the ramp, follow 676 West (Vine Street Expressway) to the Benjamin Franklin Parkway/Museum Area exit
•	At top of ramp, turn right onto 22nd Street
•	Go one block to the first traffic light and turn right onto Benjamin Franklin Parkway
•	Go through two traffic lights and enter the traffic circle
•	The Hotel is halfway around the circle on the right at 18th Street and Benjamin Franklin Parkway
From New York or New Jersey
•	Take exit #4 off the New Jersey Turnpike
•	Follow 73 North to 38 West
•	Follow 38 West to 30 West
•	Follow signs and cross over Benjamin Franklin Bridge
•	Over the bridge, follow signs for 676 West
•	Take 676 West (Vine Street Expressway) to Benjamin Franklin Parkway/Museum Area exit
•	At top of the ramp, turn right onto 22nd Street
•	Go one block to first traffic light and turn right onto Benjamin Franklin Parkway
•	Go through two traffic lights and enter traffic circle
•	The Hotel is located halfway around the circle on the right at 18th Street and Benjamin Franklin Parkway